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The Procter & Gamble Company

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Trian Fund Management, L.P.

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Trian Partners, L.P.

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Nelson Peltz

Peter W. May

Edward P. Garden

Clayton C. Daley, Jr.

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Trian Fund Management, L.P. (“Trian”) has posted on www.RevitalizePG.com a hyperlink containing an audio reproduction of a conference call (the “Revitalize P&G Conference Call”) between Nelson Peltz, Chief Executive Officer and a Founding Partner of Trian, Clayt Daley, former Vice Chairman and Chief Financial Officer of The Procter & Gamble Company (“P&G”), and Ali Dibadj, Partner and Senior Analyst at Bernstein (collectively, the “Parties”) in which the Parties discuss Trian’s investment in P&G and Trian’s white paper presentation titled “Revitalize P&G Together.” A transcript of the Revitalize P&G Conference Call is provided herewith:

TRANSCRIPT OF CONfERENCE CALL ON TRIAN’S PROCTER & GAMBLE WHITE pAPER

INTERVIEWEEs: Nelson Peltz, Chief Executive Officer and a Founding Partner of Trian Fund Management, L.P., and Clayt Daley, Trian Advisor and former Vice Chairman and Chief Financial Officer of The Procter & Gamble Company.

Correspondent: Ali Dibadj, Partner and Senior Analyst at Bernstein

OPERATOR (VINCE):

10:04:47;06	Good morning everyone and welcome to this morning's conference call regarding Trian Fund Management’s investment in Procter and Gamble. At this time all participants are in a listen-only mode. This morning's call, hosted by Bernstein and Trian, will feature a discussion with Nelson Peltz, Trian’s Chief Executive Officer and a Founding Partner, and Clayt Daley, Trian’s advisor on P&G, and the company's former Vice Chairman and Chief Financial Officer.

10:05:10;24	The discussion will be led by Bernstein analyst Ali Dibadj and will conclude with a question and answer session. If you would like to ask a question, you may press star and then one on your touch tone phone. As a reminder, today's conference call is also being recorded.

10:05:24;19	If you have any objections, you may disconnect at this time. I will now turn the call over to Ali Dibadj, partner and senior analyst at Bernstein. Please begin.

ALI DIBADJ:

10:05:32;11	Thanks, Vince. Thanks, everyone for joining this conference call today to discuss the proposals of Procter and Gamble shareholders, Nelson Peltz of Trian and Clayt Daley, P&G's former CFO. I'm Ali Dibadj, Bernstein's U.S. household products and U.S. beverages and snacks analyst.

10:05:47;08	And just by way of background, for those of you who don't know me, I have a long history with Procter and Gamble and other CPG companies, from a sell-side perspective, as well as a prior career working with senior management teams in several industries,

10:06:00;22	especially consumer facing ones to implement improvements as a consultant. So management engagements for change, from the inside perspective and from the outside perspective is fairly familiar to me.

10:06:13;22	For today's call, we're very fortunate to have with us both Nelson Peltz and Clayt Daley to talk about their backgrounds and their views on P&G. Now, I'll launch into some questions in a moment here.

10:06:25;18	I've received many from several of you. Thank you for that. Please continue to send me emails if you'd like. And we'll leave time at the end for a live Q&A as well. That is intended for institutional investors listening to this call.

10:06:38;11	Please dial star one if you want to queue up at any time during the call. Again, this is meant for institutional investors, so no questions from the media at this time. Okay. With all that out of the way let's get going with Nelson and Clayt.

10:06:53;04	Thank you for being here. Can you tell us a little bit, Nelson and Clayt, a little bit about your own backgrounds, please?

NELSON PELTZ:

10:07:00;10	First of all, Ali, I want to thank you for co-hosting today. And before we get into white card versus blue card, I want to tell you, all the people in Florida, in Texas, in the Caribbean that our thoughts

10:07:14;17	and our prayers are with you. And we at Trian are doing whatever we can to support you people. And anybody on the line who wants to do that and join us, that'd be great.

10:07:26;29	Also as a native New Yorker, Ali, 16 years ago today, we had 9/11. And our thoughts go out to all the victims, all the rescuers.

10:07:38;22	The people in the buildings, on the planes, etc. We won't forget. My background, is I spent most of my career in the consumer space.

10:07:51;08	I started life working for my dad in a small, family-controlled business. We built that business from $2 million, $2.5 million to $150 million when we sold it.

10:08:03;17	Then we went on to build the largest packaging company in the world, a Fortune 100 company in the '80s, which I was chairman and CEO of, American National Can. And we made lots of packaging for lots of consumer products.

10:08:17;29	So, at first, I used to walk the supermarkets and see what the packages were. And then later in life, we bought Snapple and learned from that vantage point, what it was to deal with the consumer.

10:08:31;21	Later in life, became a very large shareholder on the board of Heinz, currently on the board of Mondelēz. So, spending a lot of time in understanding the consumer's likes, the dislikes and where the trends are going.

ALI DIBADJ:

10:08:46;06	Clayt?

CLAYT DALEY:

10:08:47;06	I worked for Procter and Gamble for 35 years. I was the company's voice with its institutional shareholder community for almost 15 years of that time as treasurer,

10:08:59;06	and then spent a little over ten years as CFO and was ultimately appointed vice chairman of the company.

ALI DIBADJ:

10:09:07;01	Nelson, for those of you who haven't heard, for those folks on the phone who haven't heard of Trian, what does Trian do?

NELSON PELTZ:

10:09:13;11	What we do is we invest in what are truly great companies which have lost their way, not living up to their potential, not for a quarter or two or even a year or two, but for a very long time.

10:09:28;02	And most importantly, where we have a plan to restore that company back to health, to have it live up to its full potential. And I'm very proud of the record we've done. Today we manage about $14 billion.

10:09:42;13	And we have about eight names. So we are very intense. We're very close to the businesses. And we're today I think on about five boards.

ALI DIBADJ:

10:09:52;16	So one of those names, obviously, is Procter and Gamble.

NELSON PELTZ:

10:09:54;07	Yes.

ALI DIBADJ:

10:09:55;02	You've made a several billion-dollar investment in P&G. Why? How does that fit your criteria?

NELSON PELTZ:

10:10:01;01	Look, P&G is a great company. There's no question about it. It's the largest consumer company. But when you're in the consumer space, the most important thing you can do -

10:10:14;21	even more importantly than growing earnings per share, which they haven't been doing properly, but, even more importantly than that, is to grow market share. Market share is what it's all about in the consumer space.

10:10:29;03	And today, I would say that market share has become even more of a barometer for these companies than EPS. And Amazon is a shining example of that. I mean, nobody pays attention to Amazon's earnings per share.

10:10:44;18	But they do look at their growth. And what's hard in the consumer space is to get new consumers.

10:10:54;06	But what's really hard is that when you've had a consumer, you lose that consumer to another product, and then you try and get them back. That's even more difficult.

10:11:05;15	And this company has been on a ten year roll of losing consumers. And I think it's time to stop. And I think we've got a plan that's going to change that loss, change the structure of the company,

10:11:19;16	which will, in turn, change the culture of the company. And we think it'll set it back in the right direction.

ALI DIBADJ:

10:11:26;16	So I definitely want to get to the plan in a lot of detail. Clayt, I want to hear from you. What made you think about joining Trian?

CLAYT DALEY:

10:11:34;24	Well, I left Procter and Gamble a little over eight years ago. And I expected to be a very happy retiree.

10:11:44;23	Seeing the stock and the dividend perform about in line with what it had done historically. And it obviously hasn't.

10:11:55;01	I was approached by an activist about five years ago and asked to join his team, which I chose not to. I decided that the board and the senior management of the company should be given time to work their way out of the issues.

10:12:09;09	But in the last five years, that just hasn't happened. And so, when I got a phone call from Nelson, I decided that this was the time I just had to step up and take more of a leadership role

10:12:23;08	and get involved.

ALI DIBADJ:

10:12:26;14	Now, we'll talk a lot about kind of what you're proposing you do. I've gotten a lot of questions asking about, you know, what is in your plans. But you also say there are tons of things you're not going to do?

NELSON PELTZ:
10:12:37;20	Yes.

ALI DIBADJ:

10:12:38;07	Can you talk a little bit about what you're not going to do?

NELSON PELTZ:

10:12:40;16	Yes. We're not going to break up the company. We're not going to leverage up the company. We're not going to cut the dividend. We're not going to cut benefits.

10:12:51;12	We're not going to cut the quality of the product or the people. So we have a long list of “NOTS”.

10:13:01;06	And we felt it was very important to make sure people understand that we are truly about the income statement and we are truly about market share growth. The rest of this stuff is all ancillary.

ALI DIBADJ:

10:13:13;25	And what's your typical investment timeframe? So when you say, "We're all about market share," what timeframe do you think about?

NELSON PELTZ:

10:13:18;27	You know, we've been classified as an activist. And it's hard for me to argue that point. We look at ourselves as a highly engaged shareowner.

10:13:30;02	And the fact is that when I get on a board, our average length of stay in that investment, Ali, is seven years. And growing. So what happens next quarter is not that meaningful to us and to our investment thesis.

10:13:45;23	We're trying to build a business here, build a business back again. Not only for 2020, but for 2025, 2030,

10:13:55;10	so that retirees like Clayt and others can start to feel good about the fact that the dividends are going to continue to come and the stock price will continue to appreciate.

10:14:07;03	You know, Clayt made a point to me, and I'm going to steal it from him. He pointed out that over the last ten years, if P&G had grown only as quickly as its peers, not any faster,

10:14:22;25	that stock would be somewhere between $120 and $160 a share. It's $90-some-odd-bucks a share today. And that last $10 I think came because we showed up.

10:14:35;11	So there's a lot that's been left on the table. And the retirees of the past, they looked at previous generations and felt that they were in great shape. They had a company whose stock grew, and dividends grew, 5%, 6% annually.

10:14:51;09	That stopped. And we want to get it going again.

ALI DIBADJ:
10:14:54;22	So this is good, so I want to hear from both of you. At its core, we’re not going into all the details of the eight points, which we will get into, of your white paper. But at its core, what's the problem with P&G today?

NELSON PELTZ:

10:15:08;08	I think the problem with P&G today is culture. It's very insular. They only promote people from within. They never look outside.

10:15:21;20	We believe that it worked fine for P&G 25 years ago, when the pool of people that P&G could hire, if you were, a marketing student coming out of one of the great schools,

10:15:36;19	and you wanted to do marketing, there were three places you wanted to go and P&G was probably top of that list. Well, today that pool has shrunk dramatically. So what do you do?

10:15:47;11	You've got to look at the whole world as your pool. P&G only brings up people from inside. David Taylor said to me,

10:15:57;15	he said: "You know, if we bring in someone at too senior a level at P&G from the outside, they will fail." That's a pretty sad statement.

CLAYT DALEY:

10:16:09;12	Well and let me say, as you know, I was the co-leader with Jim Kilts and the leader of the Gillette integration.

10:16:15;21	And it was very frustrating because the company, through its acquisitions, had an opportunity to infuse great senior talent into the company. But you look at how many of those people are still there today. Virtually none.

10:16:30;12	So there was a huge, missed opportunity to bring great talent into the company and help morph the culture. And that opportunity was lost.

NELSON PELTZ:

10:16:40;06	We told David that they should have a soft target. That 25 of the top 100 executives, and I'm not talking about tax accountants –

10:16:50;06	I'm talking about people who are responsible from sales down to earnings. Twenty-five of those 100 should come from other companies. That's not happening.

10:17:00;25	And if you look at what this board has done, the board has gone from Lafley, to McDonald, to Lafley. I mean, my God, they had to bring someone out of retirement? There was nobody in place?

10:17:15;05	They had to bring the poor man to come back to work from Monday to Thursday night and go back home to Florida. And then to David. Never once, as we understand, did they consider looking outside the company.

10:17:30;21	At the same time, Nestlé, a company bigger, went outside. Unilever, their most direct competitor, went outside. And these people bring in a fresh perspective.

10:17:42;22	They look at the world a little differently. And we all know that the landscape of their consumers has changed dramatically and continues to evolve.

ALI DIBADJ:

10:17:51;25	Speaking of taking somebody out of retirement, Clayt, we talked about that. You came out of retirement a little bit. Look, there's a question I keep getting, which is, does Clayt take any responsibility for some of these issues that P&G's facing today?

10:18:04;14	I've gotten that question every day since you've been partnered with Trian. What do you think?

CLAYT DALEY:

10:18:08;20	Well, no, you can look back at the track record of the company while I was CFO. And, you know, I will stand on the record that was achieved during the time I was there.

10:18:21;05	Now, in fairness, from 2009 to today, there have been some headwinds in the business for the company. On the other hand, I think when you look at the performance of the peers, the peers had the same headwinds.

10:18:36;18	And therefore the results simply indicate that P&G hasn't performed as well as the peers, most of which were facing the same issues. And when it comes to responsibility, I take full responsibility for the fact that Jon Moeller is the CFO.

10:18:51;26	And I think Jon has been dealt a very tough hand in the eight plus years he's been in the job. But, at the end of the day, I just decided that it was time for me to jump back in

10:19:06;02	and see what I could do to help.

ALI DIBADJ:

10:19:08;28	All right, so let-- let's dig a little bit deeper into your eight points. The 94-page white paper which I think destroyed a lot of evenings for folks, including P&G.

10:19:19;21	You know, the first piece of the eight points is talking about organizational change. What do you want to do with the organization and why?

NELSON PELTZ:

10:19:26;29	Today they have what they call ten GBUs, global business units, and they have six SMOs, which have six presidents,

10:19:38;24	which are sales and marketing organizations. They both report up parallel to corporate. They will deny it. They will say the SMOs report into the GBUs.

10:19:52;14	We don't see, unless they changed their website over the weekend, we don't see that those presidents of the SMOs report to anybody in the GBU, other than corporate. They have a very heavy and dense corporate structure.

10:20:06;15	We have been involved in these businesses over the years. They have a matrix organization. A matrix organization doesn't allow for real accountability. So what we want to do is we want a very skinny holding company structure.

10:20:21;21	They say that's leading to we have a master plan to break up the company. I want to say it right here and now; we have no plans to break up the company. So we want this very thin holding company. Let's say 1,000 people or less.

10:20:36;21	The last information we saw, 8,000 to 10,000 people. We want those people that are in corporate – we’re not, we're not trying to fire them,

10:20:47;05	we want them reporting into the GBU. So we want three GBU heads, people who are running their own business, and have all the responsibility and all the accountability,

10:21:00;01	from sales all the way down to the bottom line. So salesmen are reporting directly into the GBU. And under the GBU, it's all geographic.

10:21:10;24	And that means there's a P&L by country and by region, etc., because that's the only way that this business can run properly. That's the way it ran at Heinz. That's the way it now runs at Mondelēz.

10:21:22;08	That's the way we ran it at many of the other companies. You've got to have responsibility. Everything that happens quickly happens in consumer, and it's between the salesman and the retailer.

10:21:33;26	If you're a salesman in Manchester, England and your customer wants a different set of terms, he wants some more promotion. You, today, have to go up this SMO ladder.

10:21:47;12	Step by step. And each step going up in the ladder has got to be yes, Ali, because if it's a no, you're shut down. And if by some chance you make it to the very top, that's not the end.

10:21:58;21	You then have to go across, up the GBU ladder. So we've been told by ex-employees and retirees that at some times, it's taken nine months to get a decision.

10:22:12;07	So a Valentine's Day special, getting an answer by Labor Day isn’t doing you much good. So that's what we want to change.

CLAYT DALEY:

10:22:20;28	And let me say one other thing. P&G has, as you know, shared service organizations. And they may be fine.

10:22:27;20	If those GBUs choose to use, to collect their, and continue to want to do the payroll and human resource work and some of those things in a shared service organization. That's fine, but the GBUs make that call.

10:22:42;29	And if they opt in, that could be a perfect model.

NELSON PELTZ:

10:22:48;09	To expand on what Clayt is saying, today they have these distribution, what they call mixing centers where they get one truck to go to Walmart's warehouse. We're not opposed to that.

10:23:01;18	But today, that distribution, or mixing center, is a cost center at corporate. What we want to do is make that cost center a profit center.

10:23:11;06	And as Clayt said, we'd like the three GBU heads to work together to figure out that problem and let them have full control of those costs.

10:23:21;02	And if one is being uncooperative, well, that's a job for the CEO to push them to start working together. And to push best practices on the three GBUs. But that's the structure. Not to let these costs lay up at the top.

10:23:35;27	Because you know if you're head of a function, you don't have a P&L today so your only power really comes from the number of people you have reporting to you.

10:23:48;10	What we want to do is we want to put those people down below, let them be profit centers.

ALI DIBADJ:

10:23:54;14	So P&G says, "We're doing this." How do you know they're not?

NELSON PELTZ:

10:23:58;18	Well, first of all, the numbers belie the fact whether they're doing it. And, as I said, we've spoken to so many ex-employees, retirees. And I'm not talking about people who retired ten years before Clayt.

10:24:12;03	I mean, they pulled out some of those guys who said they never met me and I showed them exactly the date and the year that we met. And we know what's going on there.

10:24:24;10	We don't know completely. I mean, the organization is somewhat opaque. But what we're telling you today about the SMOs, that's fundamental.

10:24:34;05	If you're running a $20 billion business, and that's what we're envisioning three roughly $20 billion GBUs, you must have a salesforce reporting to you.

10:24:46;14	You cannot have it reporting to corporate. That's fundamental.

ALI DIBADJ:

10:24:51;10	So one of the things I've been hearing a lot, we have tentacles into Cincinnati, as I'm sure you guys do, is, "Look, this is going to devastate Cincinnati." You're going to change the structure of the organization. How do you address that? Is that true?

NELSON PELTZ:

10:25:05;09	We're not-- one of the “NOTS”, we're not moving out of Cincinnati. And we want to get the company to grow again. And if the company grows again, that's really good for Cincinnati.

10:25:17;09	And that's the goal here, to take market share, grow the company, have the retirees, have the pensioners, have the current employees start to share in that success once again.

10:25:29;21	You know, this company, over the last couple of years, has sold 100 brands, Ali. These were brands, every one of them, that were acquired.

10:25:41;28	And they were acquired to create the future growth of P&G. And what you've got today, is you've got a company that's got only global brands. That's all they know how to operate with.

10:25:55;13	And all the action today is local. It's these small brands. It's what the millennials want. They want their own brand. So they want a brand with emotion,

10:26:06;07	a brand that's got a story behind it, a brand that brings value to the environment or is organic.

10:26:14;22	And that means that P&G has got to learn how to incubate or buy these little brands. They don't know how to do that today.

10:26:24;04	They proved it by getting rid of these 100.

CLAYT DALEY:

10:26:27;01	Well, excuse me. And if you look, Ali, at some of the brands or acquisitions that didn't do very well and that were sold off, I think you see some common themes. I think those businesses were different than the core P&G.

10:26:41;15	They required a different set of management skills. They-- we needed to retain the acquired management, in many cases, to run them

10:26:52;11	or if the acquired management left, people from the outside with expertise in those businesses should've been hired to run them,

10:27:00;05	as opposed to simply, you know, moving people from Procter businesses in. And so, a lot of it does come back to the culture.

10:27:06;29	And a lot of it does come back to the system and the fact that if the company is going to have acquisitions be a successful part of the growth strategy, I actually believe that culture change,

10:27:18;29	and the willingness to bring in expertise from the outside, has to be part of that success formula.

NELSON PELTZ:

10:27:25;11	You know, the body of P&G rejects these things. So Clayt will point out when they bought Wella, that put them in the salon business, but yet, all the Wella people left. Wella is now gone.

10:27:40;02	When they bought Gillette, which Clayt touched on, they spent $57 billion. Huge amount of money. But a huge amount of money in 2005 dollars.

10:27:51;22	Two years later, you would be hard pressed to find anybody at Gillette at P&G. Now, what's happened to Gillette?

10:28:01;19	In the 12, almost 13 years, they've lost 10% of the market. Think about that. 10% of the market gone. Why?

10:28:11;28	Well, if you look at the history of Gillette before it was acquired, every eight years they would spend a lot of CAPEX. They would, in effect, obsolete the prior brand, Fusion, Sensor, Mach, whichever one it was,

10:28:26;21	they would obsolete it and come out with a completely new line. And that was roughly every eight years. It's been almost 13 years, Ali. There's nothing that I've seen that's come out new from Gillette.

10:28:40;24	That's a real issue. Perhaps that accounts for the ten share points. I spoke to, we all did, so many ex-Gillette people.

10:28:50;20	They said if Harry's or Dollar Shave was around when they were running the company, they would have sat around a table like this and figured out a way how to “put these guys out of business.”

10:29:02;17	They were an aggressive organization. When Schick came out in about the fifth or sixth year of one of their iterations, Gillette wasn't ready for the next generation.

10:29:15;17	And Schick came out with Quattro, four tracks. So what did they do? They got together and they came out with power. They put the battery in the handle,

10:29:25;23	and that got Gillette to keep its leadership role until the eight-year period was over. That was a fast move. They were fast on their feet. I don't think anybody's accusing P&G of doing that today.

ALI DIBADJ:

10:29:38;25	So let's focus on innovation. I do want to go back to your second point around productivity in your white paper. But just by way of kind of continuing this theme on innovation, what would you do differently?

10:29:48;14	I think it's tough to argue that they haven't had as much blockbusters as they used to, whether it be Gillette or otherwise. You know, how much of that is the consumer? How much of that is P&G? What would you do differently in R&D?

NELSON PELTZ:

10:30:01;04	Well, you're talking about two different things here. First of all, at R&D, it's clear the innovation machine is troubled, maybe broken. As an outsider, I can't determine that,

10:30:12;00	I can only see what comes out, which is not very much. The last great thing that they had was pods, and that's been quite some time ago. And that was successful. But it's been quite some time.

10:30:23;00	What I would like to do is I'd like to see a real committee of the board spending a lot of time to understand the $2 billion. And it’s a “NOT.” We're NOT cutting R&D.

10:30:34;28	But we are spending $2 billion a year. And we're not getting much from it. So I'd like us to understand on the board exactly what's happening.

10:30:45;07	I'd like a subcommittee set that really gets into R&D, because I will tell you, my instinct from outside is that $2 billion is spent much more on “D” than it is on big “R”.

10:30:59;27	And I think research is where they need to spend the money because development is much more of a marketing function, and a lot of that comes from your suppliers. But that's only instinct.

10:31:12;10	I can't tell you that until we get inside.

ALI DIBADJ:

10:31:14;14	Clayt, do you have a view on R&D and the whole world of connect and develop and how much that had an impact on the innovation?

CLAYT DALEY:

10:31:20;08	Well, it's-- connect and develop, of course, was conceptually a good idea in terms of saying, "Hey, you can expand your R&D reach by being willing to go outside and bring in ideas."

10:31:33;10	So what's so problematic is that somehow, between connect and develop and the internal programs, the new product flow does not seem to be what it used to be.

NELSON PELTZ:

10:31:48;16	You see, Ali, today, M&A is a corporate function.

10:31:54;15	We envision M&A, corporate development to be inside those three GBUs because that's where you find those little nuggets.

10:32:05;29	That's where you find the next little brand that's going to grow. Today at P&G, if you have a brand that does $200 or $300 million, it gets lost.

10:32:17;17	Today, no one is paying attention to that brand. But, if you've got a guy who's sitting over the GBU and corporate development says, "We found this wonderful little product that is taking market share from us and it's based in some corner of England,

10:32:32;26	and we want to acquire it, and we put forth a plan that says we're going to really grow this brand a lot faster than the market is—” that's where that stuff should happen.

10:32:43;07	And the man who's responsible for it, the head of the GBU, is the man who's got to make sure that the sales people are cooperating. And they're his sales people. And that's what makes the whole thing work. Not the way it is today.

10:32:57;06	You know, there's no emotion. I love the fact that Tide is a $1 billion plus brand, as is Crest. But there's very little emotion attached to that.

10:33:06;02	And that's where this business is going, these small, local brands that have to come from within the regions. And it's not set up to that today.

ALI DIBADJ:

10:33:16;04	And does P&G have the right to play in those smaller brands? I mean, can it do it?

CLAYT DALEY:

10:33:20;14	Why not? And that's the question you ought to ask is, "What's wrong with the system where so many small brands seem to have failed?"

10:33:33;02	And I know that if you've got a salesforce that is shared across all the business, it is difficult for small brands to get attention in the field.

10:33:44;01	And so at some point, you have to then say, "If you had three GBUs-- with a much tighter focus on a smaller number of categories--

10:33:55;01	--the leaders of those GBUs would very much be directing the salesforce to nurture and foster those mid and small brands to become the big brands of the future.

NELSON PELTZ:

10:34:07;21	You know, you look at Wella, which we talked about. That was their entrance into the salon business. We said they lost that. They bought Fekkai. Fekkai was a super-premium hair care product.

10:34:20;02	They sold it. They weren't in the super premium hair care, but that's a different proposition for the consumer, a very profitable one. Maybe the sales are not $1 billion in sales, but highly profitable.

10:34:34;09	And people can feel an affinity to the Fekkai brand. But it's gone now. It's gone now, along with all the rest.

ALI DIBADJ:

10:34:42;07	On M&A specifically, what do you think the M&A plans should be for P&G? Should they buy small things, big things? How do you think about that going forward?

NELSON PELTZ:

10:34:50;29	I think the M&A function has got to sit inside the global business unit because those are the men and women who are seeing the action today.

10:35:01;16	They're seeing what's selling. They're seeing the small stuff that's growing up. Look, if they want to bid on some big brand somewhere along the way if it comes up, that's all well and good. And that may work. It may not work.

10:35:15;05	So far, their M&A track record is very poor. And the board, I think the board takes responsibility for that, just as much as the company because they approved all these acquisitions or most of them.

CLAYT DALEY:

10:35:28;28	And you may need to separate the idea generation. I think the idea generation around M&A should be in the GBUs. You might have some corporate people who do deals, who are the deal experts.

10:35:40;20	But I think what Nelson's talking about here is the generation of the ideas around M&A. And I think we all know that acquiring big brands can make sense.

10:35:52;01	But by definition, big brands have scale and they're more difficult to grow. So an M&A strategy that focuses on small and medium size brands is likely to create more growth potential over the long term.

NELSON PELTZ:

10:36:03;29	You know, Ali, when you have a $1 billion brand and you're number one in your category, by definition, you are probably getting commoditized.

10:36:13;08	By just sheer dent of the success. You've got other guys who are shooting at you. And even if you're number one and you're growing at 2% and number two is growing at 3%, over long term, that's a bad situation.

10:36:28;16	And that's why we say they've got to start making their mark in what is selling today. It's my brand. It's not the giant brand.

ALI DIBADJ:

10:36:36;16	Okay. So people are sending me questions. That's great. If you want to dial in for the live queue, obviously, dial star one. We'll go to that in a bit as well. I want to shift gears, guys, and talk a little bit about productivity.

10:36:47;17	So P&G's done a $10 billion cost cutting plan.

NELSON PELTZ:

10:36:51;05	Right.

ALI DIBADJ:

10:36:51;22	It's now announcing an up to $13 billion cost cutting plan. What's the beef?

NELSON PELTZ:

10:36:56;15	Look, that's 40% of sales.

ALI DIBADJ:

10:36:59;21	So they're going too far, is that it?

NELSON PELTZ:

10:37:00;21	No, no. I mean, I think it's ridiculous to say that I've identified over a few years 40% of sales in cost savings. I think that's unrealistic.

10:37:11;13	But we have a saying at Trian that the savings that companies claim and the savings that they make are only allowed to go to two places. They can go to the consumer, the customer,

10:37:23;29	or they can go to the shareholder, or they can go to a combination of both. But they can't go anywhere else. And we spoke to David Taylor about the first $10 billion savings plan.

10:37:34;03	And we said, "David, we've looked high and low and we can't find it anywhere. Doesn't show up." Well, he said, $7 billion of it was foreign exchange. Okay, we can't check that. But let's take him at his word.

10:37:46;23	All of his peers have foreign exchange exposure. Some, more than P&G. But assume that $7 billion is a hard number. There's $3 billion left.

10:37:58;29	We can't find the $3 billion. $3 billion is not a small number. We can't find it in earnings. We can't find it in dividends.

10:38:06;13	We can't find it if it was spent in the business to increase sales. Sales haven't gone anywhere. So what we say is if you've got these savings, $10 billion, $13 billion, $23 billion,

10:38:20;02	they can only go to the customer, and therefore, we should see it in increased sales. And you want to give it to him in price. You want to give it to her in promotion. You want to do it in advertising.

10:38:32;04	But you should be able to see that in a sales increase and a market share gain, or it should go to the shareholder and we should see it in EPS.

10:38:43;12	That first $10 billion went nowhere. When we get on the board, we want to make sure that, that $13 billion, whatever that number, winds up to be, goes to those two places,

10:38:55;10	either by seeing increased sales and market share, and/or increased earnings.

ALI DIBADJ:

10:39:02;10	You mention also in the white paper about digital. How can P&G improve digital exactly? It seems to me they're doing an okay job on Amazon. What would you do differently?`

NELSON PELTZ:

10:39:15;04	Well, first of all, the first thing I wouldn't do is cut down $10 million, $100 million, pardon me, of digital spend, which they did in the fourth quarter. The quarter ended June 30, had an earnings increase, half of which was a result of a reduction of market spend. Think about that. You're losing market share and you're reducing your market spend.

ALI DIBADJ:
10:39:37;16	You don't buy that they're getting more efficient?

NELSON PELTZ:

10:39:38;21	No, I do not. If you're getting more efficient, then take that money and buy billboards.

10:39:44;17	But you know, I'll go for the Burma Shave signs along the road if I've got no place else to put my money. But don't take that money and put it into earnings the quarter before the proxy count, and then say, "Look how well we did."

10:40:01;06	And I can assure you in the next quarter that money, it's going back up again. What they're not doing in digital is they're taking the easy way. Amazon is the easy way. You’ve got to do business with Amazon, but you have to do a lot more.

10:40:16;04	And if you look at the digital that we've done at Wendy's, it's been great. I mean, we're competing with McDonald's and Burger King, two brands far bigger than we are. And the digital spend and the digital creativity that we've done at Wendy's has been terrific.

10:40:32;29	And we'd like to be able to share that on the board with them because P&G is not selling cheeseburgers, so we see no—it’s nothing but complementary efforts there.

10:40:41;21	We've seen an improvement at Mondelēz in digital. And we're not seeing that at P&G, because if you look at the market share, they're growing at 3%, the peers are growing at 6%--this is since David came on board--and the market is growing at 7%, and that extra piece is the digital guys.

ALI DIBADJ:

10:41:04;15	And it might have a lot to do with the smaller brands as well?

NELSON PELTZ:

10:41:06;09	No question.

NELSON PELTZ:

10:41:07;26	Those people don't have the capital to buy 30 seconds on the Super Bowl, so they've figured out how to get their product out there.

10:41:17;07	And I think that there needs to be an effort in Silicon Valley and places like that, in order to really unlock the consumers in the digital space for P&G.

ALI DIBADJ:

10:41:27;24	Okay. You mentioned a bunch of times about insular culture. Clayt, you were a part of that insular culture. Can you talk about how that has come about? You mentioned it a little bit at the outset. But what's the problem with it.

CLAYT DALEY:

10:41:39;06	Well, it obviously, for many decades the promote-from-within system worked just fine. And I think what you have to do, is you have to look at the fact that the world has changed.

10:41:52;27	You know, the students that used to come work for Procter and Gamble now go to work for tech startups, or consulting, investment banking, you name it. The career paths have drawn off a lot of the talent that used to come to P&G.

10:42:10;26	And so the impact of that is felt over decades. And I think in the world we live in today a system that's virtually 100% promote-from-within is extremely difficult to run.

10:42:27;15	We also know, of course, since everybody has spent their entire career with the company, as I did, the culture can't be anything but insular when everybody's worked no place else other than P&G.

10:42:42;20	That's why I believe it's time the company has to embrace a morphing, if you will, of the promote-from-within culture. I would not eliminate promote-from-within. I think there may still be functions where promote-from-within is working just fine.

10:42:58;09	But the notion of bringing talent in from the outside and morphing the culture into something somewhat different than what it's been is something that has got to be addressed.

NELSON PELTZ:

10:43:11;24	You know, if there's an opening in a position today at P&G, they reach down and bring the next person up. What we think should be done is that human resources' job is then to look at the entire world and find out who is the best served for that position?

10:43:32;15	Is it within the company, or is it somewhere else? So we're looking for the "best athlete." Now, the best athlete is going to be very different from what David has said,

10:43:42;24	when he said, "I bring in someone too senior, they will fail." That culture's got to change. And that culture will change by definition of our structure, because our structure is saying everyone is accountable.

10:43:55;19	You know, today you've got a matrix organization. And the problem of a matrix organization is there is no accountability. We've discussed that.

10:44:06;10	But in order to succeed at P&G: you have to be good at two things. You've got to be good at marketing and selling, but you also have to be good in knowing how to navigate that matrix.

10:44:19;19	How do I work it politically? Now, if you are really good at sales and marketing and you stink politically, you're going nowhere at P&G.

10:44:30;12	And that to me is a real failing. They've got to get rid of that matrix, they've got to have real accountability. And when you're running today a GBU at P&G, you have these corporate charges that flow into your income statement.

10:44:47;28	And I’ve got to tell you something, from our experience there is nothing more, there is nothing more distressing for a good manager to have a corporate charge that he has no control over. It busts morale.

10:45:03;25	And when you have billions and billions and billions of dollars, that are being allocated from corporate into these global business units, you are running a business and you have no control over these charges.

10:45:19;09	That's not the way it's got to work. That doesn't give you accountability, and we want that to change. We want that corporate charge to be infinitesimal.

10:45:29;06	And if you do a great job we're going to promote you, we're going to give you a great bonus. And if you don't we're going to have to move you aside and get somebody who can do it well.

ALI DIBADJ:

10:45:40;03	Do you have any commentary about the quality of the people P&G has working there right now?

NELSON PELTZ:

10:45:44;24	Look, I think there are very good people at P&G. And you know, we were contacted, in every one of these investments that we make, we get contacted by former and retired employees.

10:45:59;10	At P&G, we got contacted by multiples of any other deal. Now, and every one of them had a love for P&G. There was no one who contacted us who hated the company.

10:46:16;19	They hated the structure, they hated the culture. They were really well-spoken. They wrote us the most beautiful, intelligent memos outlining what they would change at P&G. And basically, they were all the same.

10:46:34;20	We chose to work with Clayt because he had the best vision as CFO and Vice Chairman. But the amount of people that we were contacted by, and spoke to, and told us what they would see changes-- and a lot of those changes, frankly, are in the white paper. Because they are very logical.

CLAYT DALEY:

10:46:54;24	Well, the interesting thing about it is a lot of those people, once they get outside P&G and they get into other jobs, then the difference becomes so striking between how the real world runs.

10:47:10;05	And that's why those folks have really valuable and interesting perspectives because they've been on the inside and then they've been on the outside.

ALI DIBADJ:

10:47:19;14	Now, could you perhaps talk a little bit about that from your own experience, Clayt, working for TPG as an example, from a private equity perspective, your experiences in terms of the cultural differences that are there between the real world, so to speak, and P&G?

CLAYT DALEY:

10:47:33;10	Well, I think - I'll look at Gillette-- obviously I didn't go work for another company after I left P&G. I did some work as a senior advisor with TPG Capital and I served on a number of boards.

10:47:46;05	But I go back to the fact that the Gillette folks had a very different culture. The Gillette folks were very competitive. They were very action-oriented.

10:47:59;20	They were going to win. And they had a culture, and an attitude, and a mode of operation at Gillette that I really thought was great. And the results spoke for themselves.

10:48:11;12	I mean, if you look at what Jim Kilts and that management team did at Gillette, and frankly, Jim Kilts inherited a situation at Gillette not unlike the situation at Procter and Gamble: a chronic underperformer.

10:48:24;26	So this can be done. You just look at what Jim did at Gillette. He kept a lot of the people who were there, but he brought new talent in from the outside.

10:48:36;09	He created a culture that was a winning culture, and that's what I'd like to see happen at Procter and Gamble. There's no question in my mind that Procter and Gamble can be a winner.

ALI DIBADJ:

10:48:47;23	So let's talk a little bit about the “how” from a corporate governance perspective, the eighth of your eight lists in the white paper-- we've pretty much hit on all of them and some of the questions people might ask when they go through them.

10:48:57;12	But on corporate governance-- how would you improve corporate governance?

NELSON PELTZ:

10:49:00;17	Well, first of all, compensation is such an important part of what boards do. When you look at today the structure of their three-year plan, the three-year plan was put in place for this management team June of '16 and reapproved June of '17.

10:49:22;24	But when it was put in place in June of '16 it said that they could get 100% of their target if they grew sales and market share 2.8%.

10:49:35;13	And then David Taylor made an announcement in one of his speeches in November of last year, right after the plan was put in place, and said the market was going to grow 3% to 3.5%.

10:49:49;07	So I don't believe that you should be rewarding in the consumer space – I don't believe you should be rewarding management 100% of target if they were going to grow slower than market, in effect losing market share, which doesn't reverse the trend.

10:50:07;19	Now, David can say our plans are outdated, we don't know the company today, and he's partially right. We don't know it that well, that's why we need a board seat, so we can know it really well and see all of the inside information.

10:50:22;00	But from the outside if I'm saying to my senior management, "You're going to get 100% of target by growing slower than the market," that's a problem.

10:50:35;02	And that's corporate governance, and that's not good. And if you look at every director on the board today except the last one, Ms. Chang, who just came on in the last couple of months, we put a chart out. And it shows every director's tenure and what the TSR is of their tenure of P&G, versus P&G's peers.

10:50:58;09	Every director, save Ms. Chang, has negative numbers. Think about that. Every director's TSR is lower than their peers. Some are on the board 15 years, some are on the board eight years.

10:51:15;20	That's a long time to underperform. I'm not talking about a couple of quarters, I'm talking about over a decade, to underperform and you think you're doing a great job on that board? I don't think so.

ALI DIBADJ:

10:51:28;24	So I got a lot questions on this, I want to dig in a little bit. You mentioned very much, very clearly in the proxy that P&G's put out, you know, their target, right, 2.8% organic sales growth over the next three years every year, leading to 6% EPS growth on that time period.

10:51:44;14	It sounds like you're saying, "Look, that's not enough." What would be enough?

NELSON PELTZ:

10:51:48;25	I want to see us regain market share. I want us to outgrow the market. We have the resources, we have the balance sheet, we have the products, we have the people.

10:52:01;01	Set those people free, allow them, empower them to do a job. They're not empowered today to do a job because they're in handcuffs in this tightly-knit matrix system, which doesn't work anymore. It's so outdated.

ALI DIBADJ:

10:52:19;17	So, folks on the phone-- in the next ten minutes we'll start going to live Q&A. So again, if you want to dial in press star one to get into the live queue.

10:52:28;09	Again, thanks for the email questions. I'll pop back and forth between those. To continue on the corporate governance point, why are you the right guy for the board?

NELSON PELTZ:

10:52:39;25	I may not be the perfect guy for the board, but I've done this so many times before and I'm very proud that all the companies that we have invested in, their earnings have gone up the right way.

10:52:52;24	Not just by buying back stock, which this company has bought back $60-odd billion worth of stock to get their earnings up. But we got it up the old-fashioned way, by creating more sales, reducing expenses, and making more profit on the bottom line.

10:53:09;18	And I think that's what P&G needs. They need to figure out a way, how to grow market share. I mean, I sound like a broken record, but that's what this company needs to do. And if they were growing market share, Ali, you and I, and Clayt wouldn't be sitting here today.

ALI DIBADJ:

10:53:29;16	So again, from a board perspective -- P&G will say that you're disruptive to the board. They've talked to folks who say you're disruptive.

10:53:38;23	Is that -- I mean, I'm not going to ask you, "Is that true?" because you'll obviously say no. But how do you characterize your role on the board?

NELSON PELTZ:

10:53:44;25	Not as disruptive, I'll tell you that. But you know, they made that statement in early August-- mid to early August.

10:53:56;28	And then we contacted within two days, within two days of that making a statement, we contacted all 13 chairmen and CEOs, some cases the positions were split, some cases they were together.

10:54:13;09	But we contacted every chairman and CEO whose board I served on since I started Trian. And not one of them, not one of them said that they were contacted.

10:54:27;12	Forget about whether they said I was great or not great. They weren't even contacted. So how do they make a rash statement like that? Now, it may be true that there was a director here or there whose feathers got ruffled, you know?

10:54:42;14	These boards want every single vote to be unanimous. That's the objective: every vote is unanimous.

10:54:55;07	Well, I want to tell you something, if every vote was unanimous and there are 12 directors on a board, you might as well fire 11 of them and save the fees, because that means they're all of the same mind.

10:55:07;04	We believe at Trian that great debate fosters great decisions. And we think it's important to have discussions, not on every little item, but the big issues, the strategy, the plan. "How do we move this company forward properly?

10:55:21;08	"What's the matter with the innovation machine? Why do we have all of these excess corporate charges that nobody is watching?" The GBUs need to have those. They need to be assignable,

10:55:34;03	and once they're assignable then you can judge somebody. You can't judge somebody when you're just shooting in corporate allocation to them. That doesn't work.

10:55:42;28	So there's a lot of things that I'm going to do on the board, and they may consider asking a question is disruptive, then so be it, I'm disruptive.

10:55:52;20	But not any other way. I know how to behave, I know how to act, I know my fork is on my left, and I promise you I'll be a gentleman.

ALI DIBADJ:

10:56:03;01	So one of the questions we get kind of on the opposite end of that is, as one person on a 12 person or perhaps 13 person board--

NELSON PELTZ:

10:56:09;17	No, 12 in this case.

ALI DIBADJ:
10:56:10;21	Twelve in this case. Can you have the influence to actually have that debate?

NELSON PELTZ:

10:56:15;14	I've been a man alone before. And I think what happens is once you enter that sanctum of hallowed ground, which they consider that boardroom theirs.

10:56:29;21	They don't own much stock, and the stock they’ve got, most of it was paid for by the company. But that's their hallowed ground and they don't want you coming into it.

10:56:39;03	But once you come into it and you now are one of them, and they all know and they don't need to be reminded that they're there to represent the shareholder.

10:56:51;09	And are they really representing the shareholder? Or are they there getting their 250,000 to 300,000 bucks a year as part of a good retirement plan? Or are they there because they don't want to rock the boat,

10:57:06;07	because when they were CEO they didn't want anybody rocking their boat, and therefore they're going to give the same courtesy to this CEO. Now, I'm not talking about rocking boats, but I'm telling you that this company needs some groundbreaking changes.

10:57:22;05	Otherwise you will continue to see market shares go down, you will see if you go back to Clayt's day the dividends went up 5%, 6%, 7%.

CLAYT DALEY:

10:57:33;09	More. More.

NELSON PELTZ:

10:57:35;04	Okay, more. And they were only costing 50% of earnings. Today they're 70% of earnings and they're going up 1% or 2% or 3%.

10:57:49;12	And the higher they go, it's a bigger percentage of earnings. So let me tell you, all the retirees out there have something to worry about. That's why they need to vote white.

ALI DIBADJ:
10:58:02;24	So let me push you on a couple things that a board makes decisions around. One is dividends. Can you just elaborate, what would you do with dividends?

NELSON PELTZ:

10:58:10;19	I definitely don't want to cut dividends, I'd like to raise them. I'd like to get earnings up to give more of it away.

CLAYT DALEY:

10:58:15;19	That's the problem, Ali. You know, we raised the dividend roughly in line with earnings per share growth,--

ALI DIBADJ:

10:58:23;13	This was when you were a CFO--

CLAYT DALEY:

10:58:24;25	Yes. A little bit more, a little bit less. But you said, "What do we think the long term earnings per share growth is likely to be?" and you want to have the dividend go up by about that amount, alright?

10:58:35;24	And I think that's kind of the right objective. And we kept the payout in the 40% to 50% range. Of course, the problem is the earnings per share growth hasn't been there.

10:58:46;03	And so at some point if you get the earnings per share growth back up, then there's absolutely no reason why the dividend increases shouldn't follow increases in earnings per share.

NELSON PELTZ:

10:58:58;11	They want to characterize me as trying to take something away from people. First of all, reminder, it's not me versus the P&G board.

10:59:13;19	If successful here I will be one vote out of 12 because as we said, when I gain my seat the first thing I will do when I get on the board is make a proposal to put back President Zedillo, who I unseated.

10:59:31;00	So I'm not even kicking anybody off the board. Everybody's going to be on the board plus me. So 11 members become 12 members.

10:59:41;26	And how bad can I be in a room of 12 people when I have one vote? But I think I can motivate that board to start doing the right thing.

10:59:51;22	I think I can motivate that board to start asking the right questions. We will. We will ask questions.

ALI DIBADJ:

10:59:59;17	Another role of the board is succession planning. You mentioned earlier on going from A.G. Lafley version one, to Bob McDonald, and then back to version two, and now to David Taylor. What's your view on succession planning at this point?

NELSON PELTZ:

11:00:12;14	I've also said I do not want to get rid of David Taylor. Okay, that's another one of our “NOTS”.

11:00:20;09	But I do think that succession, as I said before, whether it's a CEO role or some other roles, has got to be looking for the best athlete and not the best person inside P&G.

11:00:34;00	That may be the same, and hopefully it is. So I don't want to put anybody at a handicap who works inside the company.

11:00:43;13	But I want us to look for the very best man or woman to fill that job, whether they come from inside or outside the company.

CLAYT DALEY:

11:00:52;08	Oh, and in fact the person inside wins a tie.

ALI DIBADJ:

11:00:56;29	Say that again?

CLAYT DALEY:

11:00:58;08	So yeah, the person inside wins a tie versus somebody from the outside. So it's not like you're doing a huge shift.

11:01:06;08	But the notion of, for major senior positions in the company, having a test to make sure that the internal candidate is really the best is, in my view, simply good governance.

ALI DIBADJ:

11:01:21;24	So again, folks who want to ask questions, top of the hour, dial star one to get into the live queue. Vince, could we go to the first question, please?

OPERATOR (VINCE):

11:01:31;13	Yes, sir. Our first question is from Christian Andreach. Your line is open.

CHRISTIAN ANDREACH (MANNING & NAPIER):

11:01:36;15	Hi guys-- Mr. Peltz, Clayt and Ali, thanks for opening up the call, appreciate it. Just had a couple of questions. You know, I guess to some of your comments.

11:01:50;07	I'm one of your-- straight out of university Procter hires from back in the old days. Clayt, we met at the company.

11:01:59;17	You probably don't remember that given our differing roles. And then we've met since in the institutional shareholder capacity.

11:02:07;24	So appreciate hearing you again after a long time. And Ali, we know each other quite well.

11:02:14;03	I guess I did have a question just on-- you know, you don't want to cut the dividend, which is great.

11:02:23;00	You want to raise it in line with earnings per share growth, which is great. It would be, obviously I concur (it would be very difficult not to) that-- there has not been the progression in earnings per share growth that one would expect out of, out of Procter relative to either history or peers.

11:02:44;07	I guess my general question on how you get there is I understand, embrace, and am 100% on board with your-- you know-- if I use your seven-year average holding period as a proxy for your sort of time horizon-- you know, completely on board with that.

11:03:03;14	But when you look at the changes that the company made, particularly prior to the-- to the '08-'09 crisis was sort of, dare I say, going long premiumization and investing in emerging markets,

11:03:17;21	but perhaps not getting the same sort of return on emerging markets. How much reversal do you need to make-- or do you-- do you see from the outside at these-- needing to be made, reversing that premiumization strategy and maybe making price points a bit more approachable and investing more in emerging markets.

11:03:41;10	And how long is the runway or-- you know, I’m mixing metaphors, but how long to turn the battleship to the point that you can get that type of EPS growth and dividend growth that accompanies it?

11:03:59;29	And thank you again for the call, and I appreciate what you're trying to do for the company.

NELSON PELTZ:

11:04:06;04	Thanks for the question. Today P&G is anywhere from twice to ten times larger than their peers. They have a 50% price premium to their products, 50%.

11:04:25;15	Today their margins are roughly 22%, that's 2% higher than the peer average, but 5% lower than the best in class. And they're bigger than everyone.

11:04:41;28	So they should be leveraging their size over costs and leveraging their price premium, and they're not.

11:04:50;29	So I think there's a lot of places to go in this company to start to get EPS up the right way. And if I had a coffee mug right here, I'd say it. On every one of our mugs it says, "Sales up, expenses down."

11:05:05;18	That's what my father taught me in business when I started working for him a long time ago, and that still works. That still works.

11:05:13;12	You don't have to be a Wharton graduate to understand that. Sales up, expenses down. Their expenses are way too high.

11:05:20;28	And those expenses being cut, as we said earlier, need to either go to the consumer, or the shareholder, or both. And there is a lot here laying in this company the way it is currently constructed.

ALI DIBADJ:

11:05:35;09	So you guys have both seen other companies as well. A couple questions that keep coming up here from emails - thanks for sending those in on the webcast.

11:05:42;26	Can you talk specifically about some of the companies, maybe Nelson, you've worked on that have this type of structure you're proposing, and the success or challenges of that structure?

NELSON PELTZ:

11:05:56;05	At Snapple-- and I'll go back to the early days. When we bought Snapple out of Quaker Oats the G&A charges went down by two-thirds.

11:06:09;06	Not the SG&A, but the G&A charges. And earnings went up 20%, 30%, 40%. But most importantly, sales almost doubled in three years.

11:06:24;06	If you look at what happened at Cadbury-- we got involved at Cadbury-- margins went from 9% to 14% once Dr Pepper/Snapple was spun off. On a standalone basis the confectionary business went up 500 basis points before Kraft bought them.

11:06:48;19	Snapple-- I mean-- Dr Pepper, pardon me-- when it was spun off out of Cadbury - and it was a small company - $75 million of costs got out of the system within weeks of the divestiture.

11:07:03;29	If you look at Mondelēz today. Mondelēz today. When I got on the board in January ‘14, -- 2013 adjusting for the coffee JV-- were about 10 and a fraction percent.

11:07:19;08	Today - hats off to Irene Rosenfeld - margins are 16%. That's since January ‘14 to today, margins have gone up 600 basis points, 60%.

11:07:34;01	So we know how to impact these companies. And sales are growing. And by the way, market spend has not come down.

11:07:44;22	Mars, which is a company roughly half the size-- we don't have an investment there, it's a private company. It's a company half the size of P&G, it's got 80 people-- 80 people in their corporate office.

11:08:03;08	Think about that. I think we know how to do it. At Heinz-- we got sales growing at Heinz.

11:08:14;13	Once we got on the board-- Bill Johnson took the bit in his teeth, and we had 32 straight quarters of organic sales increases, something that company hadn't seen for the ten years prior. 32.

11:08:33;04	Today as great as 3G is-- and we have no fault to find with 3G-- they haven't had one straight quarter of organic sales increases.

ALI DIBADJ:

11:08:44;18	So we've been getting so many questions, this is great. We'll probably go for another ten-- 12 minutes or so. So I want to hit a couple of them that are most frequently asked. One of them is just about this 3 GBU structure that we keep talking about.

11:08:57;17	Somebody raised that P&G says, "We looked at it. It's too costly." So if you could talk about the dis-synergies that you might see there, number one. But at the same time they say this structure will decimate Cincinnati. So which is it? And can you just talk about what your vision is on those fronts.

NELSON PELTZ:

11:09:12;22	Sure.

11:09:14;26	First of all, dis-synergies should be Procter and Gamble's middle name. I just went through 50% price premium, margins not best in class and two to ten times bigger than the competition. So don't talk to me about dis-synergies.

11:09:33;23	It's not going to decimate Cincinnati. We say we're going to leave headquarters in Cincinnati. What we're saying is we're going to make the people in corporate be productive. We're going to make those cost centers to be profit centers so they are contributing to the business.

11:09:50;16	And we're going to have 3 GBU heads all based in Cincinnati who are going to run their businesses not quite like standalone businesses because there's going to be a lot of cooperation between the 3 GBUs.

11:10:06;29	But they are going to be responsible for profit to loss. And they're going to be on the hot seat. They're going to be on the hot seat to grow market share. And they're going to be called into question because there's going to be a P&L for every country, every geography. And they better not only be making a profit but growing share in those areas.

CLAYT DALEY:

11:10:27;29	Well, very importantly if you go with this 3 GBU model, those GBU presidents are going to be very keen not only to avoid dis-synergies but to figure out how to get costs down. And so the notion that the 3 GBU model by definition somehow creates dis-synergies--

NELSON PELTZ:

11:10:52;23	Right.

CLAYT DALEY:

11:10:53;23	--suggests that the leaders of those businesses would accept those dis-synergies. Why would they do that?

ALI DIBADJ:

11:11:01;20	What are investors telling you so far?

NELSON PELTZ:

11:11:05;24	“Thanks. Thank you so much for getting involved.” Yes, that's what they're telling us. I mean, and I say this lovingly, this was a widow's and orphan's stock for decades.

11:11:19;27	And those are great stocks because you could depend upon them to grow sales, grow earnings, grow dividends year in and year out.

11:11:29;23	It's not happening anymore. They're doing a lot of financial tricks, they're buying back stock, they're doing stock swaps for batteries. They're selling businesses.

11:11:43;19	My God, half those brands I would never have sold. I would've grown them. And I would've kept the people there who knew how to grow them with the Company. I would've incentivized them to stay.

11:11:56;02	So they really doubled down on global brands. And that's not where the business is going. So the people who we've spoken to I think are quite appreciative of the fact that someone here is going to hold them accountable.

ALI DIBADJ:

11:12:14;27	Okay. Let me ask two last questions on this. One is I've gotten several about your plan B. So if hypothetically you don't end up the board, do you stick around with this name? Do you go away? What will you do?

NELSON PELTZ:

11:12:29;05	Ali, I was asked that question Friday on television. And I was asked “what happens if I lose?” My answer was not glib but it was well thought out. I don't know how to spell the word “lose”.

11:12:44;06	I didn't spell the word lose at DuPont. DuPont made a very grave mistake by not putting me on the board. I hope this company doesn't make that same grave mistake.

ALI DIBADJ:

11:12:59;16	What happened with DuPont?

NELSON PELTZ:

11:13:01;23	What happened with DuPont is exactly what we said. We got 46% of the vote, and lost. And stood up at the annual meeting, congratulated them on the victory.

11:13:15;14	And said unless they change their ways, the next quarter and the next quarter, they will continue to miss. And what happened is they did.

11:13:27;13	They missed the next quarter and they missed the next quarter. And the CEO took early retirement and then they brought in a guy named Ed Breen who we have the utmost respect for.

11:13:37;11	And Ed Breen and this office talk three, four times a week. And we were part of the merger of Dow and DuPont and the subsequent split into three companies. Three must-own companies.

ALI DIBADJ:

11:13:55;08	So let me ask you just the final question, as alumni, employees, you know, institutional investors, others show up and think about voting this proxy, what message do you want them to have in the back of their heads?

NELSON PELTZ:

11:14:11;11	I want all of that constituency to understand that I am representing you, and I think this is the first time you will ever be represented on the P&G board.

11:14:28;06	I'm going to be here to make sure that this company attacks the markets it used to do in the '70s and the '80s. It grows sales and earnings and dividends the way it used to do.

11:14:42;08	And that's what my goal is here. There are no tricks. There's no fast shuffling around here, which they want to accuse me of. I just want to see this company do what it used to do and used to do it better than anybody else.

11:14:57;06	I want them to do that one more time for a long period of time. And that's what I want to leave you all with.

ALI DIBADJ:

11:15:05;00	Great. Nelson, Clayt, thank you very much for having this discussion with us. I'm sure we'll get some more questions and we'll circle back with you along the way.

CLAYT DALEY:

11:15:12;21	Thank you.

NELSON PELTZ:

11:15:13;15	Ali, thanks again.

CLAYT DALEY:

11:15:14;29	Thanks.

NELSON PELTZ:

11:15:14;29	Clayt, thank you.

OPERATOR (VINCE)

This concludes today’s program. We thank you all for joining. You may now disconnect your line.